APRIL 22, 2022
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES DATED MARCH 1, 2022,
AS SUPPLEMENTED THROUGH MARCH 30, 2022:
HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS
HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS
HARTFORD FIXED INCOME FUNDS PROSPECTUS
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
Effective immediately, under the heading “How To Buy And Sell Shares –  Selling Shares” in each of the above referenced Statutory Prospectuses, the sub-section entitled “Selling Shares” is deleted in its entirety and replaced with the following:
Selling Shares
You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to a Fund and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Funds’ transfer agent as noted below.
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On the Web: Non-retirement accounts and certain IRA accounts may redeem online, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, you must have an online account with hartfordfunds.com. Visit hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions. All online redemptions are subject to a 15 day hold after bank instructions have been added or changed on the account.
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By Phone: Non-retirement accounts and certain IRA accounts may redeem online, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have been changed within the past 30 days. For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”
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By Electronic Funds Transfer or Wire: For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer and wire redemptions are limited on accounts whose addresses have been changed within the past 30 days.
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By Letter or Form: In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record that has been changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.
A notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

If you are requesting to add bank information to an existing Hartford Funds account in writing, such Hartford Funds account owners must obtain a Medallion Signature Guarantee. If there is no name in common between the Hartford Funds account owners and the bank account owners, such Hartford Funds owners and bank account owners must obtain a Medallion Signature Guarantee. A Medallion Signature Guarantee is not required when adding bank information online; however, it will be required as noted above and when instructing a Fund to transmit proceeds to such bank within 15 days of the addition. Not all accounts are eligible to add banking information online.
These features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.
For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:
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IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL): Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.
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Automatic 401k Rollover IRAs: Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.
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403(b): 403(b) Distribution Request Form.
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Owners Or Trustees Of Trust Accounts: Call 1-888-843-7824 for instructions.
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Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death: Call 1-888-843-7824 for instructions.
Neither the Funds nor the transfer agent will be liable for any loss, cost or expense for acting on instructions believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7601
April 2022